UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

Quad/Graphics, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N63 W23075 Highway 74 Sussex, Wisconsin 53089-2827

(Address of principal executive offices, including zip code)

(414) 566-6000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

On May 10, 2011, Quad/Graphics, Inc. (the “Company”) issued a press release announcing financial results for its first quarter ended March 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On May 11, 2011, the Company held a conference call and online streamed webcast in connection with the Company’s announcement of its earnings for the first quarter ended March 31, 2011.  A copy of the slide presentation for such conference call and webcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.  A replay of such conference call and webcast, and the related question and answer session, will be available for 30 days following the conference call. To access the replay via phone, call (800) 642-1687 or (706) 645-9291 and enter the Conference ID number 60867054. To access the replay via the internet, go to http://us.meeting-stream.com/quadgraphics_051111/.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

	(99.1)	Press Release of Quad/Graphics, Inc., dated May 10, 2011, regarding financial results for its first quarter ended March 31, 2011.

	(99.2)	Slide presentation for conference call and webcast held May 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2011

QUAD/GRAPHICS, INC.

	By:	/s/ Andrew R. Schiesl
Andrew R. Schiesl
Vice President, General Counsel & Secretary

QUAD/GRAPHICS, INC.

Exhibit Index to Current Report on Form 8-K

Dated May 10, 2011

Exhibit
Number

(99.1)	Press Release of Quad/Graphics, Inc., dated May 10, 2011, regarding financial results for its first quarter ended March 31, 2011.

(99.2)	Slide presentation for conference call and webcast held May 11, 2011.